                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director and President of Structured Products Corp., a Delaware corporation, hereby appoints each of Nazareth A. Festekjian, Marwan A. Marshi, Philip U. Tremmel, and Thomas W. Jasper his true and lawful attorney-in-fact and agent, acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, any and all capacities, to sign any or all registration statements authorized or that may in the future be authorized by the Board of Directors of Structured Products Corp. to be filed with the Securities and Exchange Commission and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  This authorization shall remain in force throughout the period that the undersigned is a director or officer and said attorney-in-fact and agent is an officer of Structured Products Corp.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of March, 1997.

                                                      /s/ DERYCK C. MAUGHAN

                                                     Deryck C. Maughan

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned Vice President, Treasurer and Finance Officer of Structured Products Corp., a Delaware corporation, hereby appoints each of Nazareth A. Festekjian, Marwan A. Marshi and Philip U. Tremmel his true and lawful attorney-in-fact and agent, acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, any and all capacities, to sign any or all registration statements authorized or that may in the future be authorized by the Board of Directors of Structured Products Corp. to be filed with the Securities and Exchange Commission and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  This authorization shall remain in force throughout the period that the undersigned and said attorney-in-fact and agent are each officers of Structured Products Corp.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of March, 1997.

                                                      /s/ THOMAS W. JASPER

                                                     Thomas W. Jasper

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Structured Products Corp., a Delaware corporation, hereby appoints each of Nazareth A. Festekjian, Marwan A. Marshi, Philip U. Tremmel, and Thomas W. Jasper his true and lawful attorney-in-fact and agent, acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, any and all capacities, to sign any or all registration statements authorized or that may in the future be authorized by the Board of Directors of Structured Products Corp. to be filed with the Securities and Exchange Commission and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  This authorization shall remain in force throughout the period that the undersigned is a director and said attorney-in-fact and agent is an officer of Structured Products Corp.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 5th day of March, 1997.

                                                      /s/ MARTIN J. GRUBER

                                                     Martin J. Gruber

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Structured Products Corp., a Delaware corporation, hereby appoints each of Nazareth A. Festekjian, Marwan A. Marshi, Philip U. Tremmel, and Thomas W. Jasper his true and lawful attorney-in-fact and agent, acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, any and all capacities, to sign any or all registration statements authorized or that may in the future be authorized by the Board of Directors of Structured Products Corp. to be filed with the Securities and Exchange Commission and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  This authorization shall remain in force throughout the period that the undersigned is a director and said attorney-in-fact and agent is an officer of Structured Products Corp.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 6th day of March, 1997.

                                                      /s/ NATHANIEL H. LEFF

                                                     Nathaniel H. Leff

                                POWER OF ATTORNEY

                  KNOW ALL MEN BY THESE PRESENTS, that the undersigned director of Structured Products Corp., a Delaware corporation, hereby appoints each of Nazareth A. Festekjian, Marwan A. Marshi, Philip U. Tremmel, and Thomas W. Jasper his true and lawful attorney-in-fact and agent, acting alone, with full power of substitution and resubstitution, for him and in his name, place and stead, any and all capacities, to sign any or all registration statements authorized or that may in the future be authorized by the Board of Directors of Structured Products Corp. to be filed with the Securities and Exchange Commission and any or all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto each said attorney-in-fact and agent, acting alone, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, acting alone, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

                  This authorization shall remain in force throughout the period that the undersigned is a director and said attorney-in-fact and agent is an officer of Structured Products Corp.

                  IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 10th day of March, 1997.

                                                      /s/ ROBERT MUNDHEIM

                                                     Robert Mundheim